Exhibit 10.1

FORM OF CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

by and among

NISOURCE INC.

NISOURCE FINANCE CORP.

COLUMBIA PIPELINE GROUP, INC.

COLUMBIA ENERGY GROUP

COLUMBIA GAS TRANSMISSION, LLC

COLUMBIA GULF TRANSMISSION, LLC

COLUMBIA HARDY HOLDINGS, LLC

COLUMBIA HARDY CORPORATION

COLUMBIA PIPELINE PARTNERS LP

CPP GP LLC

CPG OPCO LP

and

CPG OPCO GP LLC

Dated as of             , 2015

FORM OF CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of             , 2015 (this “Agreement”), is by and among NiSource Inc., a Delaware corporation (“NiSource”), NiSource Finance Corp., a Delaware corporation (“NiSource Finance”), Columbia Pipeline Group, Inc., a Delaware corporation (“HoldCo”), Columbia Energy Group, a Delaware corporation (“CEG”), Columbia Gas Transmission, LLC, a Delaware limited liability company (“Columbia Gas Transmission”), Columbia Gulf Transmission, LLC, a Delaware limited liability company (“Columbia Gulf”), Columbia Hardy Holdings, LLC, a Delaware limited liability company (“Hardy Storage HoldCo”), Columbia Hardy Corporation, a Delaware corporation (“Columbia Hardy”), Columbia Pipeline Partners LP, a Delaware limited partnership (the “Partnership”), CPP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), CPG OpCo LP, a Delaware limited partnership (“OpCo”) and CPG OpCo GP LLC, a Delaware limited liability company and the general partner of OpCo (“OpCo GP”). The above named entities are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, CEG owns a 98% limited partner interest in the Partnership and the General Partner owns a 2.0% general partner interest in the Partnership;

WHEREAS, CEG owns a 100% membership interest in the General Partner and the Partnership owns a 100% membership interest in OpCo GP;

WHEREAS, CEG and OpCo GP have formed OpCo pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for any lawful purposes;

WHEREAS, in furtherance of the objectives and purposes set forth above in the preceding recitals, the Parties hereby acknowledge that each of the following actions was taken in the following order prior to the date hereof:

1.	CEG formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in the form of a note receivable in exchange for 100% of the membership interests in the General Partner. NiSource formed HoldCo under the terms of the Delaware General Corporation Law (the “DGCL”) and made an initial contribution of $1,000 in exchange for all of the shares of common stock of HoldCo.

2.	Columbia Gulf filed an election to be disregarded as an entity for federal income tax purposes.

3.	CNS Microwave, Inc., a Delaware corporation, converted pursuant to the DGCL into CNS Microwave, LLC, a limited liability company under the terms of the Delaware LLC Act (as converted, “Microwave”).

WHEREAS, immediately prior to the Effective Time, each of the following actions shall have occurred in the following order:

1.	NiSource will convey and contribute to HoldCo all of NiSource’s right, title and interest in 100% of the issued and outstanding shares of common stock in CEG (the “CEG Shares”).

2.	CEG will distribute to HoldCo all of CEG’s right, title and interest in 100% of the issued and outstanding shares of common stock in Columbia Pipeline Group Services Company, a Delaware corporation (the “ServiceCo Shares”).

3.	Columbia Gas Transmission will distribute to CEG all of Columbia Gas Transmission’s right, title and interest in 100% of the issued and outstanding shares of common stock in Columbia Hardy (the “Columbia Hardy Shares”).

4.	Columbia Gas Transmission and Columbia Gulf will assign to CEG, and CEG will assume, the Intercompany Debt, and NiSource Finance will novate the Intercompany Debt.

5.	CEG will convey and contribute to OpCo (i) 100% of the membership interest in Columbia Gulf (the “Columbia Gulf Interests”), (ii) 100% of the membership interest in Columbia Gas Transmission (the “Columbia Gas Transmission Interests”), (iii) 100% of the membership interest in Columbia Midstream & Minerals Group, LLC, a Delaware limited liability company (the “Columbia Midstream Interests”) and (iv) 100% of the membership interest in Microwave (the “Microwave Interests”), all in exchange for the right to receive a distribution from OpCo as reimbursement for certain pre-formation capital expenditures by CEG (the “Pre-Formation Capital Expenditures”).

6.	Columbia Hardy will convey and contribute to Hardy Storage Holdco a 49% membership interest in Hardy Storage Company, LLC (the “Hardy Storage Interest”) in exchange for a % limited partnership interest in OpCo.

WHEREAS, at the Effective Time each of the following transactions will occur in the following order:

1.	CEG will amend and restate the Original GP LLC Agreement by executing the Amended GP LLC Agreement.

2.	CEG and the General Partner will amend and restate the Original MLP Partnership Agreement by executing the Amended MLP Partnership Agreement.

3.	The Partnership and OpCo GP will amend and restate the Original OpCo Partnership Agreement by executing the Amended OpCo Partnership Agreement.

4.	In connection with a firm commitment underwritten offering of the Firm Units (the “Offering”), the public, through the Underwriters, will contribute cash to the Partnership pursuant to the Underwriting Agreement in exchange for the Firm Units.

5.	The Partnership will contribute $ million to OpCo in exchange for a % limited partner interest in OpCo.

6.	CEG will convey and contribute to the Partnership a % limited partner interest in OpCo in exchange for (i) Common Units representing a % limited partner interest in the Partnership and (ii) Subordinated Units representing a % limited partner interest in Partnership and (iii) all of the Incentive Distribution Rights of the Partnership.

7.	The Partnership will pay approximately $ million in transaction expenses relating to the Offering.

8.	OpCo will use the net proceeds received from the Partnership to make a distribution to CEG, in whole or in part, as a reimbursement for the Pre-Formation Capital Expenditures.

9.	The Partnership will redeem all of the initial economic interests of the General Partner and CEG in the Partnership and will refund the General Partner’s initial contribution of $40.00 and CEG’s initial contribution of $1,960.00.

10.	The General Partner will retain a non-economic general partner interest in the Partnership.

11.	If, and when, the Underwriters exercise any portion of the Over-Allotment Option, the Partnership will contribute the net proceeds therefrom in exchange for a % limited partner interest in OpCo.

WHEREAS, the stockholders, members or partners of the Parties have taken all corporate, limited liability company and partnership action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms below:

“Agreement” has the meaning assigned such term in the preamble.

“Amended GP LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of the date of this Agreement.

“Amended MLP Partnership Agreement” means that certain Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date of this Agreement.

“Amended OpCo Partnership Agreement” means that certain Amended and Restated Agreement of Limited Partnership of OpCo, dated as of the date of this Agreement.

“CEG” has the meaning assigned to such term in the preamble.

“CEG Shares” has the meaning assigned to such term in the recitals.

“Closing Date” means the date of the closing of the Partnership’s initial public offering of Common Units.

“Columbia Gas Transmission” has the meaning assigned to such term in the preamble.

“Columbia Gas Transmission Interests” has the meaning assigned to such term in the recitals.

“Columbia Gulf” has the meaning assigned to such term in the recitals.

“Columbia Gulf Interests” has the meaning assigned to such term in the recitals.

“Columbia Hardy” has the meaning assigned to such term in the preamble.

“Columbia Hardy Shares” has the meaning assigned to such term in the recitals.

“Columbia Midstream Interests” has the meaning assigned to such term in the recitals.

“Common Units” has the meaning set forth in the Amended MLP Partnership Agreement.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“DGCL” has the meaning assigned to such term in the recitals.

“Effective Time” means 12:01 a.m. Central Time on the Closing Date.

“Firm Units” means the Common Units to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, excluding the Option Units.

“General Partner” has the meaning assigned to such term in the preamble.

“Hardy Storage HoldCo” has the meaning assigned to such term in the recitals.

“Hardy Storage Interests” has the meaning assigned to such term in the recitals.

“HoldCo” has the meaning assigned to such term in the preamble.

“Incentive Distribution Rights” has the meaning set forth in the Amended MLP Partnership Agreement.

“Intercompany Debt” means the intercompany debt of Columbia Gas Transmission and Columbia Gulf owed to NiSource Finance in excess of $[630] million.

“Microwave” has the meaning assigned to such term in the recitals.

“Microwave Interests” has the meaning assigned to such term in the recitals.

“NiSource” has the meaning assigned to such term in the preamble.

“NiSource Finance” has the meaning assigned to such term in the preamble.

“Offering” has the meaning assigned to such term in the recitals.

“OpCo” has the meaning assigned to such term in the preamble.

“OpCo GP” has the meaning assigned to such term in the preamble.

“Option Units” means the Common Units subject to the Over-Allotment Option.

“Original GP LLC Agreement” means that certain Limited Liability Company Agreement, dated December 5, 2007 of the General Partner.

“Original MLP Partnership Agreement” has the meaning assigned to such term in the recitals.

“Original OpCo Partnership Agreement” has the meaning assigned to such term in the recitals.

“Over-Allotment Option” means the Underwriter’s option to purchase a number of Common Units up to 15% of the Firm Units pursuant to the Underwriting Agreement.

“Partnership” has the meaning assigned to such term in the preamble.

“Party” has the meaning assigned to such term in the preamble.

“Pre-Formation Capital Expenditures” has the meaning assigned to such term in the preamble.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-198990), as amended.

“ServiceCo Shares” has the meaning assigned to such term in the recitals.

“Sponsor Common Units” shall mean          Common Units.

“Sponsor Subordinated Units” shall mean                      subordinated units representing limited partner interests in the Partnership.

“Underwriters’ Spread” means the Underwriters’ discount plus Structuring Fee as set forth in the Underwriting Agreement.

“Structuring Fee” means the structuring fee equal to     % of the gross proceeds of the offering payable to Barclays Capital Inc. and Citigroup Global Markets Inc.

“Subordinated Units” has the meaning assigned to such term in the Amended and Restated Partnership Agreement.

“Underwriters” means those underwriters listed on Schedule I of the Underwriting Agreement.

“Underwriting Agreement” means a firm commitment underwriting agreement in substantially the form attached as Exhibit 1.1 to the Registration Statement.

ARTICLE II

TRANSACTIONS PRECEDING THE EFFECTIVE TIME

The Parties acknowledge and agree that the following actions shall occur immediately prior to the Effective Time in the order set forth herein:

Section 2.1 Contribution of the CEG Shares to HoldCo. NiSource hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to HoldCo, its successors and assigns, for its and their own use forever, all of NiSource’s right, title and interest in and to the CEG Shares and HoldCo hereby accepts all of NiSource’s right, title and interest in and to the CEG Shares.

Section 2.2 Distribution of the ServiceCo Shares to HoldCo. CEG hereby grants, distributes, conveys, assigns, transfers, sets over and delivers to HoldCo, its successors and assigns, for its and their own use forever, all of CEG’s right, title and interest in and to the ServiceCo Shares, and HoldCo hereby accepts all of CEG’s right, title and interest in and to the ServiceCo Shares.

Section 2.3 Distribution of the Columbia Hardy Shares to CEG. Columbia Gas Transmission hereby grants, distributes, conveys, assigns, transfers, sets over and delivers to CEG, its successors and assigns, for its and their own use forever, all of Columbia Gas Transmission’s right, title and interest in and to the Columbia Hardy Shares, and CEG hereby accepts all of Columbia Gas Transmission’s right, title and interest in and to the Columbia Hardy Shares.

Section 2.4 Assignment, Assumption and Novation of Intercompany Debt. Columbia Gas Transmission and Columbia Gulf each hereby irrevocably assign to CEG, and CEG hereby unconditionally accepts, all of the rights and obligations of Columbia Gas Transmission and Columbia Gulf in, to and under the Intercompany Debt and CEG assumes and agrees to be bound by, fulfill, perform and discharge all of the liabilities, obligations, duties and covenants under or arising out of the Intercompany Debt. Columbia Gas Transmission, Columbia Gulf, CEG and NiSource Finance intend and hereby agree that this assignment and assumption constitutes a novation.

Section 2.5 Contribution of the Columbia Gulf Interests, the Columbia Gas Transmission Interests, the Columbia Midstream Interests and the Microwave Interests to OpCo. CEG hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to OpCo, its successors and assigns, for its and their own use forever, all of CEG’s right title and interests in and to (i) the Columbia Gulf Interests, (ii) the Columbia Gas Transmission Interests, (iii) the Columbia Midstream Interests and (iv) the Microwave Interests, in exchange for the right to receive a distribution from OpCo as reimbursement for the Pre-Formation Capital Expenditures, and OpCo hereby accepts all of CEG’s rights, title and interest in and to (i) the Columbia Gulf Interests, (ii) the Columbia Gas Transmission Interests, (iii) the Columbia Midstream Interests and (iv) the Microwave Interests.

Section 2.6 Contribution of the Hardy Storage Interest to Hardy Storage HoldCo. Columbia Hardy hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Hardy Storage HoldCo, its successors and assigns, for its and their own use forever, all of Columbia Hardy’s right, title and interest in and to the Hardy Storage Interest in exchange for a % limited partnership interest in OpCo, and Hardy Storage HoldCo hereby accepts all of Columbia Hardy’s right, title and interest in and to the Hardy Storage Interest.

ARTICLE III

CONTRIBUTION, SALE, ACKNOWLEDGEMENTS AND DISTRIBUTIONS.

Section 3.1 Execution of the Amended GP LLC Agreement. CEG, as the sole member of the General Partner, will execute and deliver the Amended GP LLC Agreement.

Section 3.2 Execution of the Amended MLP Partnership Agreement. The General Partner and CEG, as the organizational limited partner, will amend and restate the Original MLP Partnership Agreement by executing the Amended MLP Partnership Agreement in substantially the form included as Appendix A to the Registration Statement, with such changes as the General Partner and CEG may deem necessary or advisable.

Section 3.3 Execution of the Amended OpCo Partnership Agreement. OpCo GP and CEG, as the organizational limited partner, will amend and restate the Original OpCo Partnership Agreement by executing the Amended OpCo Partnership Agreement in substantially the form attached hereto as Exhibit 3.4, with such changes as OpCo GP and CEG may deem necessary or advisable.

Section 3.4 Execution of Registration Rights Agreement. CEG and the Partnership shall execute a Registration Rights Agreement in substantially the form attached as Exhibit 4.1 to the Registration Statement.

Section 3.5 Underwriter Cash Contribution. The Parties acknowledge that the Partnership is undertaking the Offering, and the public through the Underwriters, pursuant to the Underwriting Agreement, will make a capital contribution to the Partnership in cash in an amount determined pursuant to the terms of the Underwriting Agreement in exchange the issuance by the Partnership to the Underwriters of the Firm Units and the Option Units, as applicable.

Section 3.6 Use of Offering Proceeds. The Partnership will use the proceeds from the Firm Units to (i) pay the Underwriters’ Spread and estimated expenses incurred in connection with the Offering and (ii) contribute the remainder of the cash from the sale of the Firm Units to OpCo in exchange for an additional     % limited partner interest in OpCo such that the Partnership’s limited partner interest in OpCo will be 14.6% following the Offering.

Section 3.7 Contribution of OpCo Limited Partner Interests to the Partnership. CEG will, at the Closing, grant, contribute, convey, assign, transfer, set over and deliver to the Partnership a     % limited partner interest in OpCo, and the Partnership hereby accepts such interests. As consideration for such interests, the Partnership shall issue the Sponsor Common Units, the Sponsor Subordinated Units, and the Incentive Distribution Rights to CEG.

Section 3.8 Payment of Transaction Expenses. The Partnership will, in connection with the transactions contemplated hereby, pay estimated transaction expenses in the amount of approximately $        million (excluding the Underwriters’ Spread).

Section 3.9 Repayment of Pre-formation Capital Expenditures. OpCo will make a distribution of $        million to CEG as a reimbursement for the Pre-formation Capital Expenditures.

Section 3.10 Redemption of the General Partner’s and CEG’s Initial Interests. Effective at the Closing, for and in consideration of the payment by the Partnership of $40.00 to the General Partner and $1,960.00 to CEG as a refund of their respective initial contribution to the Partnership, the Partnership shall hereby redeem all of the initial economic interests of the General Partner and CEG in the Partnership.

Section 3.11 General Partner Interest. Effective at the Closing, the General Partner’s 2% economic general partner interest in the Partnership shall hereby convert to a non-economic general partner interest in the Partnership.

Section 3.12 Use of Proceeds from Over-Allotment Option. If the Over-Allotment Option is exercised, the Partnership will contribute the net proceeds from the Over-Allotment Option to OpCo in exchange for an additional     % limited partner interest in OpCo, per million Common Units purchased in the exercise of the Over-Allotment Option, or a proportionate lesser share thereof.

ARTICLE IV

FURTHER ASSURANCES

In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

ARTICLE V

EFFECTIVE TIME

Section 5.1 Order of Completion of Transactions. The transactions provided for in Article III of this Agreement will be completed immediately following the Effective Time in the order set forth therein.

Section 5.2 Effective Time. Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article III or Article IV will be operative or have any effect until the Effective Time, at which time all such provisions will be effective and operative in accordance with Section 5.1 without further action by any Party.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.2 Assignment. No Party to this Agreement may assign or otherwise transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Parties hereto, and any purported transfer in violation hereof will be null and void. This Agreement will be binding upon, and inure the benefit of, permitted successors and assigns.

Section 6.3 Rights of Third Parties. The provisions of this Agreement are enforceable solely by the Parties to this Agreement, and no third party shall have the right, separate and apart from the Parties to this Agreement, to enforce any provision of this Agreement or to compel any Party to this Agreement to comply with the terms of this Agreement.

Section 6.4 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.5 Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each of the Parties hereby agrees: (i) to submit to the exclusive jurisdiction of any state or federal court sitting in Houston, Texas in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) that all claims in respect of any such action or proceeding may be heard and determined in any such court, (iii) that such Party will not bring any action or proceeding arising out of or relating to this Agreement in any other court and (iv) that such Party waives any defense of inconvenient forum to the maintenance of any such action or proceeding, and waives any bond, surety or other security that might be required of any other Party with respect to any such action or proceeding.

Section 6.6 Severability. If any provision of this Agreement shall be finally determined to be unenforceable, illegal or unlawful, such provision shall, so long as the economic and legal substance of the transactions contemplated hereby is not affected in any materially adverse manner as to any Party, be deemed severed from this Agreement and the remainder of this Agreement shall remain in full force and effect.

Section 6.7 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto. Each such written agreement shall designate on its face that it is an “Amendment” or an “Addendum” to this Agreement.

Section 6.8 Entire Agreement. This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

Section 6.9 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

NISOURCE INC.

By:
Name:
Title:

NISOURCE FINANCE CORP.

By:
Name:
Title:

COLUMBIA ENERGY GROUP

By:
Name:
Title:

COLUMBIA GAS TRANSMISSION, LLC

By:
Name:
Title:

Signature Page to Contribution Agreement

COLUMBIA GULF TRANSMISSION, LLC

By:
Name:
Title:

COLUMBIA HARDY HOLDINGS, LLC

By:
Name:
Title:

COLUMBIA HARDY CORPORATION

By:
Name:
Title:

COLUMBIA PIPELINE PARTNERS LP

By:	CPP GP LLC, its general partner

By:
Name:
Title:

Signature Page to Contribution Agreement

CPP GP LLC

By:
Name:
Title:

CPG OPCO LP

By:	CPG OPCO GP LLC, its general partner

By:
Name:
Title:

CPG OPCO GP LLC

By:
Name:
Title:

Signature Page to Contribution Agreement